Exhibit 23

                                   Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Number 333-53680 dated January 12, 2001 on Form S-8 of Service Bancorp, Inc., of our report dated July 26, 2001 appearing in this Annual Report on Form 10-KSB of Service Bancorp, Inc. for the year ended June 30, 2001.


/s/ Wolf & Company, P.C.

Boston, Massachusetts
September 26, 2001